Retail Class Shares (AKREX)
Institutional Class Shares (AKRIX)
Supra Institutional Class Shares (AKRSX)

Supplement Dated November 28, 2020 to the
Statutory Prospectus dated November 28, 2020

Effective at the close of business on December 31, 2020, Mr. Charles T. Akre, Jr. will be stepping down as a Portfolio Manager of the Fund. Messrs. John H. Neff and Chris Cerrone will continue to serve as Portfolio Managers of the Fund going forward.

1.Accordingly, the following information is included as part of the Management table on page 6 of the Fund’s prospectus until January 1, 2021.

Management

Investment Advisor	Portfolio Managers
Akre Capital Management, LLC	Charles T. Akre, Jr., Managing Member of the Advisor. Has managed the Fund since inception (2009).

2.The following “Portfolio Managers” information on page 13 of the Fund’s prospectus is current until January 1, 2021:

Portfolio Managers
The Fund is a team managed portfolio. The team includes Mr. Charles T. Akre, Jr., Mr. John H. Neff and Mr. Chris Cerrone, who are each primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Each of the portfolio managers has equal authority to buy and sell securities for the Fund’s portfolio, but all major investment decisions are reviewed by all members of the portfolio management team. The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.
Charles T. Akre, Jr. has served as Portfolio Manager of the Fund since its commencement of operations and has been the manager of the Advisor since December 1999. Prior to managing the Fund, Mr. Akre was the sole portfolio manager to the FBR Focus Fund.

* * * * *
Please retain this supplement for your reference.

Retail Class Shares (AKREX)
Institutional Class Shares (AKRIX)
Supra Institutional Class Shares (AKRSX)

Supplement Dated November 28, 2020 to the
Statement of Additional Information (“SAI”) dated November 28, 2020

Effective at the close of business on December 31, 2020, Mr. Charles T. Akre, Jr. will be stepping down as a Portfolio Manager of the Fund. Messrs. John H. Neff and Chris Cerrone will continue to serve as Portfolio Managers of the Fund going forward.

1.The following information under the section entitled “Portfolio Managers” on page B-38 of the Fund’s SAI is current until January 1, 2021:

Portfolio Managers.
Charles T. Akre, Jr., John H. Neff and Chris Cerrone are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Akre serves as Portfolio Manager to the Fund and has been the managing member of the Advisor since December 1999. Mr. Neff serves as Portfolio Manager of the Fund, a capacity in which he has served since August 2014. He has been employed by the Advisor since 2009. Mr. Cerrone serves as Portfolio Manger of the Fund, a capacity in which he has served since January 2020. He has been employed by the Advisor since 2012.
2.The following information under the section entitled “Portfolio Managers” is included as part of the table on page B-38 of the Fund’s SAI until January 1, 2021:

Name	Number of Other Accounts Managed and Total Assets by Account Type
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Charles T. Akre, Jr.	—	3	75
	$0	$882,000,000	$374,000,000
3.Finally, the following information under the section entitled “Portfolio Managers” is included as part of the table on page B-39 of the Fund’s SAI until January 1, 2021:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001-$1,000,000, Over $1,000,000)
Charles T. Akre, Jr.	Over $1,000,000

* * * * *
Please retain this supplement for your reference.